Exhibit 10.4

THIRD AMENDMENT TO

TWENTIETH Amended and Restated MASTER LEASE AGREEMENT

THIS THIRD AMENDMENT TO TWENTIETH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is effective this 6th day of March, 2018 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio 43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Twentieth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of January 31, 2017.
B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2. Legal Descriptions. Exhibit A of the Lease is hereby amended by the addition of Exhibits A-80 through A-83 in the forms attached hereto.

3. Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibits B-80 through B-83 in the forms attached hereto

4. Facility Information. Exhibit C of the Lease is hereby amended and restated in its entirety as set forth on Exhibit C hereto.

5. Financial Covenants. Exhibit U of the Lease is hereby amended and restated in its entirety as set forth on Exhibit U hereto.

6. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

7. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

8. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

10. Consent of Guarantor. Each Guarantor shall execute the Consent of Guarantor set forth below.

11. Waivers.  Landlord hereby agrees that it irrevocably waives, and will not exercise any rights or remedies with respect to (i) any “Default” or “Event of Default” or other breach under the Lease that has occurred through the Amendment Effective Date which relates to financial covenants thereunder or which is a cross-default thereunder that has occurred through the Amendment Effective Date by virtue of financial covenants contained in other agreements of Tenant and its Affiliates as to which the counterparty (x) has not declared a default or (y) has agreed to waive or forebear from the exercise of rights and remedies with respect thereto and (ii) the failure to pay any default rent and late fees under the Lease which have accrued through the Amendment Effective Date, if any. Tenant hereby represents and warrants that as of the date hereof, an Omnibus Event of Default has not occurred.

12. Reaffirmation. Landlord and Tenant agree that the Omnibus Agreement shall remain in full force and effect and shall remain a binding obligation on each party thereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

FC-GEN REAL ESTATE, LLC By: /s/ Justin Skiver Justin Skiver, Authorized Signatory

WELLTOWER INC.

By: /s/ Justin Skiver

Justin Skiver, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

GENESIS OPERATIONS LLC By: /s/ Michael Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.:26-0787826

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FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael Sherman Michael S. Sherman, Senior Vice President